MUTUAL NON-COMPETITION AGREEMENT

     This Mutual Non-Competition Agreement (this "Agreement") is entered into as of the close of business December 31, 2000 (the "Effective Date"), between Prime Medical Services, Inc., a Delaware corporation ("PMSI"), Prostatherapies, Inc., a Delaware corporation ("Prostatherapies"), Innovative Medical Technologies, Inc., an exempted company incorporated in the Cayman Islands with limited liability ("IMT"), and Ronald Sorensen, M.D. ("Sorensen").

                             Preliminary Statements

         Concurrently with the execution and delivery of this Agreement, PMSI and IMP are consummating that certain Stock Purchase Agreement (the "Purchase Agreement"), dated effective as of the close of business December 31, 2000.

         The parties to this Agreement (each, a "Party") acknowledge and agree that this Agreement is ancillary to the Purchase Agreement and all other Transaction Documents (as defined in the Purchase Agreement).

         Each Party will receive material, valuable benefits as a result of the consummation of the transactions contemplated by the Transaction Documents.

         Each Party acknowledges and agrees that the other unaffiliated Parties would not enter into, or consent to their applicable subsidiaries and affiliates entering into, any of the Transaction Documents unless such Party entered into this Agreement.

         In order to induce each of the other Parties to consummate the transactions contemplated by the Purchase Agreement, each Party has agreed to certain restrictions on the activities of it and its Affiliates (as hereinafter defined), which restrictions each Party deems reasonable and appropriate.

                             Statement of Agreement

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

         1. Non-Competition Agreement of PMSI. As a material inducement to Prostatherapies, IMT and Sorensen agreeing to enter into the Transaction Documents, PMSI hereby agrees that, until the expiration of five (5) years after the Effective Date, PMSI will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held entity of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of Sorensen, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Directly or indirectly, anywhere within the United States of America, engage in or provide, any services related to (i) the operating of centers or facilities that provide minimally invasive thermotherapy treatment of benign prostatic hyperplasia through thermal ablation ("Prostatherapy"), or (ii) providing any management services, training or consulting services related to any of the activities described in (i);

                  (b) Directly or indirectly provide, anywhere within the United States of America, (i) facilities, equipment and non-physician personnel for the performance by physicians of Prostatherapy, (ii) the marketing, scheduling and management of Prostatherapy procedures, (iii) the credentialing and scheduling of physicians to perform Prostatherapy procedures and (iv) the billing, collecting or accounting for the use of any such facilities, equipment or non-physician personnel;

                  (c) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with Prostatherapies, IMT, Sorensen, or any affiliate, subsidiary or related entity of any of the foregoing, to withdraw, curtail, or cancel its business with such person or entity; or

                  (d) Directly or indirectly hire any employee of Prostatherapies, IMT, Sorensen, or any affiliate, subsidiary or related entity of any of the foregoing, or induce or attempt to influence any employee of Prostatherapies, IMT, Sorensen, or any such affiliate, subsidiary or related entity to terminate its employment with such person or entity.

         Furthermore,  to the extent  legally  permissible,  PMSI  agrees  that,
during  the  term  of  this   Agreement,   PMSI  will  (a)  refer  requests  for
Prostatherapy procedures only to Prostatherapies for performance at the facilities of, and using the equipment of, Prostatherapies; and (b) refer inquiries from those interested in the development of and/or participation in Prostatherapy services to Prostatherapies.

         2. Non-Competition Agreement of Prostatherapies, IMT and Sorensen. As a material inducement to PMSI agreeing to enter into the Transaction Documents, each of Prostatherapies, IMT and Sorensen hereby agrees that, until the expiration of five (5) years after the Effective Date, such Party will not directly or indirectly, either through any kind of ownership (other than ownership of securities of a publicly held entity of which it owns less than five percent (5%) of any class of outstanding securities), or as a principal, shareholder, agent, employer, advisor, consultant, co-partner or in any individual or representative capacity whatever, either for its own benefit or for the benefit of any other person, corporation or other entity, without the prior written consent of PMSI, commit any of the following acts, which acts shall be considered violations of this covenant not to compete:

                  (a) Directly or indirectly, anywhere within the United States of America, engage in or provide, any services related to (i) the operating of centers or facilities that provide treatments for urinary tract stones ("Lithotripsy"), (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of centers or facilities that provide Lithotripsy, or (iii) providing any management services, training or consulting services related to any of the activities described in (i) or (ii);

                  (b) Directly or indirectly provide, anywhere within the United States of America, (i) facilities, equipment and non-physician personnel for the performance by physicians of Lithotripsy, (ii) the marketing, scheduling and management of Lithotripsy procedures, (iii) the credentialing and scheduling of physicians to perform Lithotripsy procedures and (iv) the billing, collecting or accounting for the use of any such facilities, equipment or non-physician personnel;

                  (c) Directly or indirectly request or advise any person, firm, physician, corporation or other entity having a business relationship with PMSI, or any affiliate, subsidiary or related entity of PMSI, to withdraw, curtail, or cancel its business with such person or entity; or

                  (d) Directly or indirectly hire any employee of PMSI, or any affiliate, subsidiary or related entity of PMSI, or induce or attempt to influence any employee of PMSI, or any such affiliate, subsidiary or related entity to terminate its employment with such person or entity.

         As partial consideration for the covenants of PMSI set forth in this Agreement, Sorensen and/or IMT agrees to deliver to PMSI, concurrently with the execution and delivery of this Agreement, a promissory note in the amount of $150,000, in the form attached hereto as Exhibit A.

         3. Agreement. Each Party has reviewed and carefully considered the provisions of Sections 1 and 2 of this Agreement and, having done so, agrees that the restrictions applicable to it as set forth therein (a) are fair and reasonable with respect to time, geographic area and scope, (b) are not unduly burdensome to it, and (c) are reasonably required for the protection of the interests of the other Parties for whose benefit such restrictions were agreed upon.

         4. Remedies. Each Party agrees that a violation on its part of any applicable covenant contained in Sections 1 or 2 of this Agreement will cause the other Parties, for whose benefit such restrictions were agreed upon, irreparable damage for which remedies at law may be insufficient, and for that reason, it agrees that any of the other Parties shall be entitled as a matter of right to equitable remedies, including specific performance and injunctive relief, therefor. The right to specific performance and injunctive relief shall be cumulative and in addition to whatever other remedies, at law or in equity, that the other Parties may have, including, specifically, recovery of additional damages.

         5. Affiliates. For purposes of this Agreement, an "Affiliate" of a Party means any person married to, or any minor child of, such Party and any corporation, partnership or other entity that, at the date hereof or at any time during the term hereof, is controlled by, or under common control with, such Party. "Control" (and its derivatives), in this context, means the possession of, directly or indirectly, the power to direct or cause the direction of the management of the applicable corporation, partnership or other entity either through the ownership of voting securities (or other equity interests), by contract, or by ownership of a membership of a nonstock corporation or other entity enabling a Party to elect one or more members of the governing board of that nonstock corporation or other entity.

     6. Control of Affiliates' Actions. Each Party will timely exercise all of its rights and powers to cause each of its Affiliates to comply with the terms of this Agreement.

     7. Indemnity. Each Party agrees to indemnify, defend and hold each other Party harmless from and against any and all loss, damage, cost and expense (including attorneys' fees) that may result from any breach or threatened breach of this Agreement by it or any of its Affiliates.

         8.       Miscellaneous.

     (a) Amendments. This Agreement may be modified or amended only by an instrument in writing executed by all Parties.

     (b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (c) Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, and not the conflicts of law provisions thereof.

                  (d) Parties Bound. This Agreement shall be binding upon and be enforceable against each Party and each Party's Affiliates, and their respective successors and representatives. This Agreement shall inure to the benefit of each Party and such Party's respective successors, representatives and assigns.

                  (e) Invalid Provisions. If any provision of this Agreement (including, without limitation, any provision relating to the activities covered by, or time period of, the covenants contained in
         Section 1 or Section 2 of this Agreement) is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                  (f) Construction. This Agreement shall be construed without regard to the identity of the person who drafted the various provisions of this Agreement. Each and every provision of this Agreement shall be construed as though all of the Parties participated equally in the drafting of this Agreement. Consequently, each Party acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable to this Agreement.

                  (g) Other Agreements. Each Party agrees that any material breach by it of any of the terms and provisions of the Purchase Agreement, or any other Transaction Document to which it is a party, shall also be deemed to have been a material breach by it of this Agreement, for all purposes.

     (h) Defined Terms. Any capitalized terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Purchase Agreement.

                            [Signature page follows]


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S-1

                                SIGNATURE PAGE TO

                        MUTUAL NON-COMPETITION AGREEMENT

         EXECUTED to be effective as of the date first above written.

PMSI:                       Prime Medical Services, Inc.

                            By:

                                 Cheryl Williams, Senior Vice President and
                                        Chief Financial Officer


Prostatherapies:            Prostatherapies, Inc.

                            By:

                                Ronald Sorensen, M.D., President

IMT:                        Innovative Medical Technologies, Inc.

                            By:

                                Ronald Sorensen, M.D., President

SORENSEN:

                                Ronald Sorensen, M.D.

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE